Exhibit 10.8

Spousal Commitment Letter

I, Yiou Deng (ID card No.: ***) is the spouse of Xiaohuang Huang (ID card No.: ***). I hereby, on April 21 2021, unconditionally and irrevocably agree Xiaohuang Huang to execute on April 21, 2021 the documents below (hereinafter referred to as “Reorganization Documents”) and agree to dispose of the equities held by and registered under name of Xiaohuang Huang in Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”) as specified in the documents below:

(1)	The Fifth Amended and Restated Equity Pledge Agreement executed with Hangzhou Yunjiazhuang Network Technology Co., Ltd. (hereinafter referred to as “WFOE”), Hang Chen, Hao Zhu and Domestic Company;

(2)	The Fifth Amended and Restated Exclusive Purchase Option Agreement executed with WFOE, Hang Chen, Hao Zhu and Domestic Company; and

(3)	Power of Attorney executed by Xiaohuang Huang.

I undertake that I shall not make any claim on the equities Xiaohuang Huang holds in Domestic Company. I further acknowledge that Xiaohuang Huang’s performance of Reorganization Documents (as amended from time to time) as well as further amendment or termination thereof will not need my authorization or consent.

I undertake that I shall execute any documents and take any acts necessary to ensure the proper performance of Reorganization Documents (as amended from time to time).

I agree and undertake that if I receive any equities held by Xiaohuang Huang in Domestic Company for any reason, I shall be bound by Reorganization Documents (as amended from time to time) and comply with the obligations thereunder as a member of Domestic Company; and to this end, I shall execute a series of written documents with format and contents substantially the same as those Reorganization Documents (as amended from time to time) at the request of WFOE.

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Spousal Commitment Letter

[Signature page follows]

By: Yiou Deng

Signature: /s/Yiou Deng

Spousal Commitment Letter

Spousal Commitment Letter

I, Yanhua Wang (ID card No.: ***) is the spouse of Hang Chen (ID card No.: ***). I hereby, on April 21, 2021, unconditionally and irrevocably agree Hang Chen to execute on April 21, 2021 the documents below (hereinafter referred to as “Reorganization Documents”) and agree to dispose of the equities held by and registered under name of Hang Chen in Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”) as specified in the documents below:

(4)

The Fifth Amended and Restated Equity Pledge Agreement executed with Hangzhou Yunjiazhuang Network Technology Co., Ltd. (hereinafter referred to as “WFOE”), Xiaohuang Huang, Hao Zhu and Domestic Company;

(5)	The Fifth Amended and Restated Exclusive Purchase Option Agreement executed with WFOE, Xiaohuang Huang, Hao Zhu and Domestic Company; and

(6)	Power of Attorney executed by Hang Chen.

I undertake that I shall not make any claim on the equities Hang Chen holds in Domestic Company. I further acknowledge that Hang Chen’s performance of Reorganization Documents (as amended from time to time) as well as further amendment or termination thereof will not need my authorization or consent.

I undertake that I shall execute any documents and take any acts necessary to ensure the proper performance of Reorganization Documents (as amended from time to time).

I agree and undertake that if I receive any equities held by Hang Chen in Domestic Company for any reason, I shall be bound by Reorganization Documents (as amended from time to time) and comply with the obligations thereunder as a member of Domestic Company; and to this end, I shall execute a series of written documents with format and contents substantially the same as those Reorganization Documents (as amended from time to time) at the request of WFOE.

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Spousal Commitment Letter

[Signature page follows]

By: Yanhua Wang

Signature: /s/Yanhua Wang

Spousal Commitment Letter

Spousal Commitment Letter

I, Jie Gao (ID card No.: ***) is the spouse of Hao Zhu (ID card No.: ***). I hereby, on April 21, 2021, unconditionally and irrevocably agree Hao Zhu to execute on April 21, 2021 the documents below (hereinafter referred to as “Reorganization Documents”) and agree to dispose of the equities held by and registered under name of Hao Zhu in Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”) as specified in the documents below:

(7)

The Fifth Amended and Restated Equity Pledge Agreement executed with Hangzhou Yunjiazhuang Network Technology Co., Ltd. (hereinafter referred to as “WFOE”), Hang Chen, Xiaohuang Huang and Domestic Company;

(8)	The Fifth Amended and Restated Exclusive Purchase Option Agreement executed with WFOE, Hang Chen, Xiaohuang Huang and Domestic Company; and

(9)	Power of Attorney executed by Hao Zhu.

I undertake that I shall not make any claim on the equities Hao Zhu holds in Domestic Company. I further acknowledge that Hao Zhu’s performance of Reorganization Documents (as amended from time to time) as well as further amendment or termination thereof will not need my authorization or consent.

I undertake that I shall execute any documents and take any acts necessary to ensure the proper performance of Reorganization Documents (as amended from time to time).

I agree and undertake that if I receive any equities held by Hao Zhu in Domestic Company for any reason, I shall be bound by Reorganization Documents (as amended from time to time) and comply with the obligations thereunder as a member of Domestic Company; and to this end, I shall execute a series of written documents with format and contents substantially the same as those Reorganization Documents (as amended from time to time) at the request of WFOE.

[The remainder of this page is intentionally left blank]

Spousal Commitment Letter

[Signature page follows]

By: Jie Gao

Signature: /s/Jie Gao

Spousal Commitment Letter